Exhibit 99.1

Kinnate Biopharma Inc. Appoints Neha Krishnamohan as CFO and Executive Vice President, Corporate Development and Expands its Leadership Team with Key New Hires

Experienced leaders bring substantial clinical research, regulatory, and operational expertise in the biopharmaceutical industry to the Kinnate team

SAN FRANCISCO & SAN DIEGO, Calif. – June 7, 2021 – Kinnate Biopharma Inc. (Nasdaq: KNTE) (“Kinnate”), a biopharmaceutical company focused on the discovery and development of small molecule kinase inhibitors for difficult-to-treat, genomically defined cancers, today announced the appointment of Neha Krishnamohan as Chief Financial Officer and Executive Vice President, Corporate Development, and the expansion of its leadership team.

“Kinnate is entering a new phase of growth as we prepare to initiate a first-in-human trial of our lead candidate KIN-2787 and advance our additional pipeline programs through preclinical studies. With the appointment of Neha and our other new executives, we have added decades of collective expertise in building and operating both emerging and large clinical-stage biopharmaceutical companies to the Kinnate leadership team,” said Nima Farzan, Chief Executive Officer of Kinnate. “I am pleased to welcome each of them to Kinnate and look forward to their leadership in driving the continued progress of our pipeline and advancing our mission of expanding access to targeted therapies for people living with hard-to-treat, genomically-defined cancers.”

Ms. Krishnamohan joins Kinnate from Goldman Sachs where she worked for more than 12 years and most recently served as a vice president in the Healthcare Investment Banking Group and a member of the Mergers and Acquisitions (M&A) Group within the Investment Banking Division.  Ms. Krishnamohan established herself as a senior leader in the healthcare coverage group, working with a variety of biopharmaceutical boards and management teams on a broad range of strategic financial matters, executing financings as well as leading M&A transactions. She has successfully executed over $100 billion in transactions in the biopharmaceutical, medical technology, and tools/diagnostics sectors. She holds a B.S.E in Biomedical Engineering and Economics from Duke University.

“Kinnate is at an exciting inflection point in its path to becoming a global, clinical-stage biopharmaceutical company. I look forward to partnering with the management team and the board to advance Kinnate’s continued growth through the scale-up of its strategic corporate finance operations and guide the company’s corporate strategy,” said Ms. Krishnamohan. “Having spent more than a decade advising and performing diligence on companies in the biopharmaceutical sector, I am extremely impressed with the Kinnate team and the progress that they have made in a short period of time advancing their differentiated pipeline.”

Kinnate has also announced the appointment of the following senior leaders:

•	Ken Kobayashi, M.D., Senior Vice President, Clinical Development, who was most recently Vice President, Early Oncology Development and Clinical Research at Pfizer
•	Jason Cox, Ph.D., Vice President, Medicinal Chemistry, who joins from Merck where he spent 16 years, most recently as Director, Medicinal Chemistry
•	Jason Hampson, Vice President, Head of Regulatory Affairs, who joins from Amgen where he spent 18 years, most recently as Director of Regulatory Affairs
•	David Madden, Vice President, Finance, who joins from Emergent BioSolutions where he was most recently Sr. Director, Finance
•	Clement Pimor, Vice President Strategy and Portfolio Management, who joins from AbbVie where he was Asset Strategy Leader for the cancer medicine IMBRUVICA
•	Barbara Warren, Vice President Human Resources, who was most recently an Executive Human Resource Consultant at Cedars-Sinai in Los Angeles

For more information about Kinnate’s leadership team, please visit www.kinnate.com/leadership.

About Kinnate
Kinnate is focused on the discovery and development of small molecule kinase inhibitors for difficult-to-treat, genomically defined cancers. Kinnate’s mission is to expand the reach of targeted therapeutics by developing products for underserved populations. Kinnate utilizes its deep expertise in structure-based drug discovery, translational research, and patient-driven precision medicine, which it refers to as the Kinnate Discovery Engine, to develop targeted therapies. Based in San Francisco and San Diego, California, the Kinnate team is composed of drug discovery experts supported by a distinguished group of scientific advisors. For more information, please visit www.kinnate.com.

Exhibit 99.1

Forward Looking Statements
This press release contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements include, without limitation, statements regarding the potential benefits of our drug discovery activities (including our preclinical studies), the expected timing for our initiation of our clinical trials, the potential benefits and treatment indications of our product candidates, the continued advancement of our product candidates and progression of our pipeline and the expected growth of our operations. Words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “will,” “goal,” “potential” and similar expressions are also intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends. Such expectations and projections may never materialize or may prove to be incorrect. These forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors, including risks related to operating as a preclinical-stage biopharmaceutical company with a limited operating history; our ability to raise additional capital to finance our operations; our ability to discover, advance through the preclinical and clinical development of, obtain regulatory approval for and commercialize our product candidates; the novel approach we are taking to discover and develop drugs; our ability to timely file and obtain approval of investigational new drug applications for our planned clinical trials; the potential for any clinical trial results to differ from our preclinical trial results; negative impacts of the COVID-19 pandemic on our business, including planned clinical trials and ongoing and planned preclinical trials; competition in our industry; regulatory developments in the United States and other countries; our ability to attract, hire and retain highly skilled executive officers and employees; difficulties in managing our growth; our ability to protect our intellectual property; reliance on third parties to conduct our preclinical studies and any future clinical trials, and to manufacture our product candidates; general economic and market conditions; and other risks.

These and other risks, uncertainties, assumptions and other factors are further described under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021 that we have filed with the Securities and Exchange Commission (the “SEC”), as well as in our subsequent filings we make with the SEC. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. Investors should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Our forward-looking statements speak only as of the date of this release, and except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason in the future.

Contacts:

Investors:
Patti Bank
Westwicke, an ICR Company
415-513-1284
investors@kinnate.com

Media:
Colin Sanford
203-918-4347
colin@bioscribe.com